GOLDMAN SACHS TRUST

Goldman Sachs Real Estate Securities Funds

Goldman Sachs International Real Estate Securities Fund

Goldman Sachs Real Estate Securities Fund

Goldman Sachs Global Real Estate Securities Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated November 22, 2016 to the

Prospectus dated April 29, 2016

At a meeting held on June 15-16, 2016, the Board of Trustees of Goldman Sachs Trust authorized the Funds to participate in securities lending programs under which (1) The Goldman Sachs Trust Company d/b/a Goldman Sachs Agency Lending, an affiliate of Goldman Sachs Asset Management, L.P., the Funds’ investment adviser, serves as securities lending agent for the Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs Global Real Estate Securities Fund and (2) the Bank of New York Mellon serves as securities lending agent for the Goldman Sachs Real Estate Securities Fund.

Accordingly, effective on or about December 1, 2016, the Funds’ Prospectus is revised as follows:

The following replaces in its entirety the second paragraph under the “Service Providers—Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs” section of the Funds’ Prospectus:

Under a securities lending program approved by the Funds’ Board of Trustees, the International Real Estate Securities and Global Real Estate Securities Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions in accordance with applicable law.

The following replaces in its entirety the “Lending of Portfolio Securities” section under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Funds’ Prospectus:

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1⁄3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

This Supplement should be retained with your Prospectus for future reference.

RESLENDSTK 11-16